(ICON)
Prudential
Equity
Income
Fund

ANNUAL
REPORT
Oct. 31, 1995
(LOGO)

Prudential Equity Income Fund

Performance At A Glance.
In an exceptional year for the U.S. stock market, equity income mutual funds have provided good returns. Stock prices in general are rising because investors like moderate economic growth and low inflation in the U.S. -- and they're confident about trends towards more efficient production in American companies. As a result, the Prudential Equity Income Fund produced comfortable returns, though it was slightly below its Lipper category average.

Cumulative Total Returns1                               As of 10/31/95
                            One           Five           Since
                            Year          Years        Inception2
               Class A       11.2%        108.8%        93.4%
               Class B       10.3         100.7        127.2
               Class C       10.3          N/A          10.8

Lipper Global Fund Avg3      17.9         103.7        126.7

Average Annual Total Returns1                            As of 9/30/95
                            One           Five           Since
                            Year          Years        Inception2
               Class A       10.5%        15.8%         12.2%
               Class B       10.4         15.9          10.5
               Class C       14.4          N/A          13.6

Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than theiroriginal cost.

1Source: Prudential Mutual Funds and Lipper Analytical Services, Inc. Cumulative total returns do not take into account sales charges. Average annual total returns do take into account sales charges. The fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1%, during the first six years. Class C shares are subject to a 1-year contingent deferred sales charge of 1%. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase.

2Inception dates: 1/22/90 Class A; 1/22/87 Class B; 8/1/94 Class C.

3These are the average returns of 119 funds in the equity fund category for one year; 56 funds for five years; and 23 since inception of the Class B shares.

How Investments Compared.
(As of 10/31/95)
(CHART)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that some of 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns are historically lower than those of stock funds.

Global Stock Funds will fluctuate more than domestic stock funds, since they invest at least 25% of their portfolios outside the United States. They are subject to risks of currency fluctuation, and social, political and economic change. They are designed for investors who can tolerate additional risks in hopes of higher rewards.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Warren E. Spitz, Fund Manager
(PHOTO)

Portfolio
Manager's Report

The Prudential Equity Income Fund seeks both income and capital appreciation by investing primarily in stocks that provide investment income returns above those of the S&P 500. Warren is a value investor--he looks for stocks that are cheap given their earnings or cash flow.

Strategy Session.
Our overall strategy is to buy inexpensive stocks issued by good companies. We think this is the best way to create a portfolio that will appreciate in value over time. And we look for high dividends--whenever that won't conflict with our total return objective too much--to keep our payout appealing for the conservative equity investors who are attracted to this Fund.

Within those parameters, however, we've shifted course somewhat this year to reflect some unusual trends in the financial marketplace:

-Since interest rates appear to be on a downward course, we've shifted a portion of the portfolio towards the kinds of stocks that typically benefit as rates decline: financial stocks (28% of total net assets) like real estate investment trusts and insurance companies are good examples. REITs benefit as their cost of financing falls and insurance companies reap above-average investment returns from bonds.

-Investors are acting as if the economy is weaker than it appears. That means the cyclical issues we favored earlier this year--which usually do well in an expanding economy--have been weak performers. We've stopped buying cyclicals, like steel companies, for the time being, though we'll hold on to what we have until the U.S. and global economic picture becomes clearer.

-Stock prices have risen so high that bonds look like the sector of choice right now, especially after comparing the risk levels. In addition, we're having trouble finding the bargain-basement stocks we like. So, we're actually buying a limited number of U.S. Treasury bonds (6% of total net assets), which rise in value when interest rates fall. If the economy remains at its current levels, or weakens somewhat, we think interest rates will continue to fall.

Media Mentions.
Warren's "contrarian streak has paid off in the long run..." Morningstar, 9/29/95.

The Prudential Equity Income Fund was featured by U.S. News & World Report (2/6/95) in its 1995 Mutual Fund Guide as "a fund with strong, consistent performance over the last 10 years" and by Fortune (7/24/95) in its Retirement Guide/Special Issue as "a fund noteworthy for performance over the last three years."


Sector Breakdown.
Prudential Equity Income Fund
As of 10/31/95
(CHART)

What Went Well.

Technology Gains.
Our decision to buy technology stocks earlier this year (12% of total net assets six months ago) and sell them at the end of the summer (10% of total net assets on 10/31/95) was a good one. We picked up substantial gains when technology stock prices were rising during the spring and avoided most of the technology downdraft in the third quarter. Seagate Technologies, a disk drive manufacturer, and National Semiconductor, a chip maker, were among our better performing stocks in this sector.

Profiting From Insurance.
Insurance companies were a strong sector for us, at 7% of total net assets. Insurance companies profit from falling interest rates because they invest so much of their assets in bonds. In addition, these companies are rebounding from a two-year string of natural disasters and their costs have fallen dramatically as current claims have fallen. Two holdings that served us well were Aetna and Marsh McLennan -- both also profited from efficiency programs, which helped them produce more revenue while spending less money.

Bonds Look Good, Too.
Bonds make sense -- even for stock investors -- when interest rates are falling. Our U.S. Treasury bond holdings (6% of total net assets), purchased in September, had appreciated around 5% in value by 10/31/95. We plan to hold on to these securities until we see how far interest rates fall in coming months -- we're looking especially for the Federal Reserve to reduce the federal funds rate once more in 1995.

And Not So Well.

Steel: Rusty Performance.
Overall, steel stocks have not been good performers. Because the economy has weakened in the past six months, they're attractively priced now. So we're still holding on to these stocks, in the belief the economy will continue to expand enough (both here and overseas) to fuel growth among the big steelmakers.

Looking Ahead.
We expect interest rates to fall for at least the next six months, especially if the Federal Reserve reduces short-term interest rates again in an attempt to shore up the economy. Earnings disappointments will probably begin to increase because the economy has slowed, and investors have become accustomed to earnings rising faster than analysts' predictions. But the stock market might weather the bad news as long as interest rates continue to fall--lower borrowing costs can translate to reduced expenses for many companies and might eventually stimulate consumer demand for housing, autos and other big-ticket merchandise. In any event, we anticipate some of today's undervalued sectors, like retailers, raw materials producers and energy, may catch the market's attention in the next few quarters and begin to produce higher total returns.

Five Largest
Holdings.*

  4.0%               U.S.Treasury
                     30-YearBonds

  3.9%               Lehman Bros. Holdings
                     Financial Services

  3.5%               IBM
                     Computer Hardware

  3.2%               Chrysler
                     Automobiles & Trucks

  3.1%               AMR Corp.Debenture
                     Airlines

*Expressed as a percentage of total net assets as of 10/31/95. Portfolio holdings are subject to change.

------------------------------------------------------------------------------
                                                                             1

President's Letter
(PHOTO)
                                                            December 15, 1995
Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

American Dream Savings Account.
The U.S. Congress is now considering one of the most significant and positive pieces of legislation to affect individual investors -- the American Dream Savings Account. This legislation may improve the traditional Individual Retirement Account (IRA) by allowing higher non- working spouse contributions as well as tax-free and penalty-free withdrawals from the account before age 59 1/2, for certain expenses. We will keep our Financial Advisors and Registered Representatives updated on the progress of this legislation, so call him or her to learn how you may benefit.

Shareholder Legislative Action Program.
From time to time we've be informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, your shareholder reports will contain postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you feel about pending legislation.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be turning our attention to "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President
------------------------------------------------------------------------------
2

Portfolio of Investments as of October 31, 1995   PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                            Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.9%
COMMON STOCKS--73.9%
------------------------------------------------------------
Aerospace/Defense--4.6%
   478,800   Northrop Grumman Corp.                $    27,411,300
   784,800   Thiokol Corp.                              27,173,700
    39,200   United Industrial Corp.                       200,900
                                                   ---------------
                                                        54,785,900
------------------------------------------------------------
Apparel--1.2%
   370,000   Fruit of the Loom, Inc.*                    6,428,750
     4,100   Garan, Inc.                                    75,338
   372,700   Kellwood Co.                                6,988,125
    40,800   Oxford Industries, Inc.                       663,000
                                                   ---------------
                                                        14,155,213
------------------------------------------------------------
Automobiles & Trucks--3.2%
   746,779   Chrysler Corp.                             38,552,466
------------------------------------------------------------
Chemicals--0.7%
 1,158,500   Nova Corp. (Canada)*                        8,833,562
------------------------------------------------------------
Computer Hardware--5.9%
 1,000,000   Amdahl Corp.*                               9,250,000
   354,500   Digital Equipment Corp.*                   19,187,312
   426,100   International Business Machines
               Corp.*                                   41,438,225
                                                   ---------------
                                                        69,875,537
------------------------------------------------------------
Computer Software & Services--0.8%
   828,200   Intergraph Corp.*                          10,041,925
------------------------------------------------------------
Diversified Consumer Products--
     2,600   U.S. Industries, Inc.*                         39,000
------------------------------------------------------------
Electric Utilities--1.8%
    57,900   Centerior Energy Corp.                        579,000
   407,800   Entergy Corp.                         $    11,622,300
   300,000   Pacific Gas & Electric Co.                  8,812,500
                                                   ---------------
                                                        21,013,800
------------------------------------------------------------
Electrical Equipment--4.3%
   209,700   Esterline Technologies Corp.*               4,849,312
   455,800   IMO Industries, Inc.*                       2,677,825
   700,000   Kuhlman Corp.                               8,050,000
   377,900   Newport Corp.                               3,164,913
   210,200   Pacific Scientific Co.                      4,440,475
 1,970,200   Westinghouse Electric Corp.                27,829,075
                                                   ---------------
                                                        51,011,600
------------------------------------------------------------
Energy Equipment & Services--5.0%
   440,900   Smith International, Inc.*                  7,054,400
   334,300   Sonat Offshore Drilling, Inc.              10,614,025
 1,006,200   USX Corp.                                  30,060,225
 1,304,200   Varco International, Inc.*                 11,900,825
                                                   ---------------
                                                        59,629,475
------------------------------------------------------------
Energy Systems--5.4%
 1,056,800   Baker Hughes, Inc.                         20,739,700
   724,300   Dresser Industries, Inc.                   15,029,225
 1,282,300   McDermott International, Inc.              20,356,512
 1,303,100   Morrison Knudsen Corp.                      8,470,150
                                                   ---------------
                                                        64,595,587
------------------------------------------------------------
Financial Services--7.3%
   524,175   Bear Stearns Cos., Inc.                    10,417,978
   242,200   Edwards (A.G.), Inc.                        6,176,100
 2,132,000   Lehman Brothers Holdings, Inc.             46,371,000
   660,000   Salomon, Inc.                              23,842,500
                                                   ---------------
                                                        86,807,578

--------------------------------------------------------------------------------
See Notes to Financial Statements.
3

Portfolio of Investments as of October 31, 1995   PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                            Value (Note 1)
------------------------------------------------------------
Forest & Paper--0.2%
    72,600   Fletcher Challenge Forests, (ADR)
               (New Zealand)                       $     1,007,325
    71,600   Louisiana-Pacific Corp.                     1,709,450
                                                   ---------------
                                                         2,716,775
------------------------------------------------------------
Gas Distribution--0.6%
   224,950   KN Energy, Inc.                             5,764,344
    51,450   Yankee Energy System, Inc.                  1,099,744
                                                   ---------------
                                                         6,864,088
------------------------------------------------------------
Gas Pipelines--1.8%
   318,200   Panhandle Eastern Corp.                     8,034,550
   280,100   Sonat, Inc.                                 8,052,875
   360,800   TransCanada Pipelines, Ltd.                 4,825,700
                                                   ---------------
                                                        20,913,125
------------------------------------------------------------
Insurance--6.6%
   933,400   Alexander & Alexander Services,
               Inc.                                     20,884,825
   114,080   Fremont General Corp.                       3,308,320
   293,100   Marsh & McLennan Cos.                      23,997,563
   328,400   Ohio Casualty Corp.                        11,658,200
   170,700   SAFECO Corp.                               10,956,806
   198,400   Selective Insurance Group, Inc.             7,390,400
                                                   ---------------
                                                        78,196,114
------------------------------------------------------------
Integrated Producers--1.6%
     5,657   Amoco Corp.                                   361,341
    43,800   Petroleum Heat & Power Co., Inc.              339,450
   665,000   Quaker State Corp.                          8,728,125
   540,600   USX Marathon Corp.                          9,595,650
                                                   ---------------
                                                        19,024,566
------------------------------------------------------------
Machinery--0.1%
   278,600   Terex Corp.*                                1,358,175
------------------------------------------------------------
Media--1.2%
   220,000   Dun & Bradstreet Corp.                     13,145,000
    40,700   Harland (John H.) Co.                         844,525
                                                   ---------------
                                                        13,989,525
Mining--0.2%
   298,499   Echo Bay Mines, Ltd.                  $     2,686,491
------------------------------------------------------------
Miscellaneous Industrial--0.1%
    52,800   Hanson Plc., (ADR) (United Kingdom)           818,400
------------------------------------------------------------
Oil & Gas-Equipment & Services--0.3%
   494,900   Global Marine Inc.*                         3,216,850
   116,300   Rowan Cos., Inc.*                             770,488
                                                   ---------------
                                                         3,987,338
------------------------------------------------------------
Offshore Service Vessel--0.4%
   176,000   Tidewater, Inc.                             4,642,000
------------------------------------------------------------
Paper--0.5%
   425,000   Gibson Greetings, Inc.                      5,896,875
------------------------------------------------------------
Realty Investment Trust--14.6%
   271,000   AMLI Residential Property Trust             5,216,750
   315,000   Avalon Properties, Inc.                     6,142,500
   231,200   Beacon Properties                           5,028,600
   300,000   Bradley Real Estate Trust                   4,312,500
    30,200   Carr Realty Corp.                             573,800
    68,100   Charles E. Smith Residential
               Realty, Inc.                              1,583,325
   808,900   Crescent Real Estate Equities              25,884,800
   565,400   Crown American Realty                       4,311,175
   952,400   Equity Residential Property Trust          26,667,200
   175,000   Essex Property Trust                        3,193,750
   151,800   First Union Real Estate Equity &
               Mortgage Investments                      1,081,575
   567,700   Gables Residential Trust                   12,205,550
   369,100   Glimcher Realty Trust                       6,643,800
   500,000   Haagen (Alexander) Properties Inc.          5,500,000
   400,000   Irvine Apartment Communities, Inc.          7,150,000
   353,500   JDN Realty Corp.                            7,202,563
    96,000   JP Realty, Inc.                             1,968,000
    41,700   Kimco Realty Corp.                          1,537,688
   230,000   Malan Realty Investors, Inc.                3,220,000
   592,100   Manufactured Home Communities, Inc.         9,769,650
    43,500   MGI Properties                                674,250
   105,000   Patriot American Hospitality, Inc.*         2,559,375

--------------------------------------------------------------------------------
4                               See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1995   PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Shares       Description                            Value (Note 1)
------------------------------------------------------------
Realty Investment Trust (cont'd.)
    62,600   Pennsylvania Real Estate Investment
               Trust                               $     1,259,825
   586,093   Security Capital Pacific Trust             10,476,412
   285,700   Simon Property Group, Inc.                  6,642,525
   286,300   Vornado Realty Trust                       10,271,012
    61,200   Weingarten Realty Investors, Inc.           2,111,400
                                                   ---------------
                                                       173,188,025
------------------------------------------------------------
Retail--1.9%
   352,000   K-Mart Corp.                                2,860,000
   378,400   Penney (J.C.), Inc.                        15,940,100
   236,300   TJX Companies, Inc.                         3,190,050
                                                   ---------------
                                                        21,990,150
------------------------------------------------------------
Tobacco--2.7%
   200,000   Philip Morris Cos., Inc.                   16,900,000
   500,000   RJR Nabisco Holdings Corp.                 15,375,000
                                                   ---------------
                                                        32,275,000
------------------------------------------------------------
Trucking & Shipping--0.4%
   315,000   Yellow Corp.                                4,134,375
------------------------------------------------------------
Wood Processing--0.5%
   150,000   Rayonier, Inc.                              5,625,000
                                                   ---------------
             Total common stocks (cost
               $824,567,450)                           877,647,665
                                                   ---------------
PREFERRED STOCKS--9.4%
------------------------------------------------------------
Aluminum--1.1%
   371,800   Kaiser Aluminum Corp., Conv. $8.25          4,275,700
   170,300   Reynolds Metals Co., Conv. $3.31            8,515,000
                                                   ---------------
                                                        12,790,700
------------------------------------------------------------
Banking--0.1%
    54,600   Security Capital Pacific Trust,
               Ser. A, Conv. $1.75                       1,296,750
------------------------------------------------------------
Electrical Equipment--2.1%
 1,743,000   Westinghouse Electric Corp., Conv.
               $1.30                                    24,837,750
Energy Systems--0.6%
    88,000   McDermott International, Inc.,
               Conv. $5.75, Ser. C                 $     3,223,000
   131,400   Reading & Bates Corp., Conv. $1.63          4,566,150
                                                   ---------------
                                                         7,789,150
------------------------------------------------------------
Insurance--0.5%
   102,200   Alexander & Alexander Services,
               Inc., Conv. $3.63, Ser. A                 5,263,300
    12,700   USF&G Corp., Conv. $4.10, Ser. A              635,000
                                                   ---------------
                                                         5,898,300
------------------------------------------------------------
Integrated Producers--0.9%
   107,800   Noble Drilling Corp., Conv. $1.50           2,681,525
    43,100   Unocal Corp., Conv. $3.50                   2,230,425
   118,900   USX Marathon Corp., Conv. 6.50%             5,618,025
                                                   ---------------
                                                        10,529,975
------------------------------------------------------------
Mining--0.2%
    60,000   Hecla Mining Co., Conv. 7.00%, Ser.
               B                                         2,490,000
------------------------------------------------------------
Oil & Gas Exploration/Production--0.3%
    74,800   Parker & Parsley Capital, Conv.
               6.25%                                     3,272,500
------------------------------------------------------------
Steel--0.9%
   250,800   Bethlehem Steel Corp., Conv. $3.50         10,909,800
------------------------------------------------------------
Textiles--0.4%
    90,200   Fieldcrest Cannon, Inc. Conv.
               $3.00, Ser. A                             4,284,500
------------------------------------------------------------
Tobacco--2.3%
 4,400,000   RJR Nabisco Holdings, Inc. Conv.
               $0.60, PERCS                             27,500,000
                                                   ---------------
             Total preferred stocks (cost
               $117,935,074)                           111,599,425
                                                   ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1995   PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)       Description                 Value (Note 1)
------------------------------------------------------------
CONVERTIBLE BONDS--5.8%
------------------------------------------------------------
Airlines--3.1%
Ba2           $ 37,745    AMR Corp., Deb.,
                           6.125%, 11/1/24           $   36,512,247
------------------------------------------------------------
Fertilizer--0.4%
B3               4,500    IMC Fertilizer Group,
                           Inc.,
                           Deb.,
                           6.25%, 12/1/01                 5,108,490
------------------------------------------------------------
Integrated Oil--0.7%
A2               7,260    Baker Hughes, Inc.,
                           Zero Coupon, 5/5/08            4,455,825
B2               2,695    Cross Timbers Oil Co.,
                           Deb.,
                           5.25%, 11/1/03                 2,346,159
B2               1,871    Oryx Energy Co.,
                           Sub. Deb.,
                           7.50%, 5/15/14                 1,630,352
                                                     --------------
                                                          8,432,336
------------------------------------------------------------
Integrated Producers--1.0%
Baa3            12,579    Noble Affiliates, Inc.,
                           Sub. Notes,
                           4.25%, 11/1/03                11,953,824
------------------------------------------------------------
Mining--0.3%
B2               3,000    Coeur D'Alene Mines
                           Corp., Sub. Deb.,
                           7.00%, 11/30/02                3,348,660
------------------------------------------------------------
Realty Investment Trust--0.3%
NR               3,800    Malan Realty Investors,
                           Inc., Sub. Deb.,
                           9.50%, 7/15/04                 3,144,500
------------------------------------------------------------
Steel--
Ba2                620    USX Corp., Sub. Deb.,
                           7.00%, 6/15/17                   577,375
                                                     --------------
                          Total convertible bonds
                           (cost $69,965,713)            69,077,432
                                                     --------------
FOREIGN GOVERNMENT OBLIGATIONS--0.9%
NR       NZ$15,580        New Zealand Gov't.
                           Bonds,
                           8.00%, 4/15/04
                           (cost $10,819,084)        $   10,783,885
------------------------------------------------------------
U. S. GOVERNMENT SECURITIES--5.9%
                          United States Treasury
                           Bonds,
Aaa             20,000    7.50%, 11/15/24                22,850,000
Aaa             44,560    6.875%, 8/15/25                47,825,357
                                                     --------------
                          Total U. S. Government
                           Securities
                           (cost $67,656,369)            70,675,357
                          Total long-term
                           investments
                           (cost $1,090,943,690;
                           Note 4)                    1,139,783,764
                                                     --------------
SHORT-TERM INVESTMENTS--4.7%
------------------------------------------------------------
REPURCHASE AGREEMENT--4.7%
                55,990    Joint Repurchase
                           Agreement Account,
                           5.89%, 11/1/95
                          (cost $55,990,000 (Note
                           5))                           55,990,000
                                                     --------------
------------------------------------------------------------
Total Investments--100.6%
                          (cost $1,146,933,690)       1,195,773,764
                          Liabilities in excess of
                           other assets--(0.6%)          (7,404,354)
                                                     --------------
                          Net Assets--100%           $1,188,369,410
                                                     --------------
                                                     --------------

---------------
*Non-income producing security.
ADR--American Depository Receipt.
PERCS--Preferred Equity Redemption Cumulative Stock.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of
Moody's ratings.

--------------------------------------------------------------------------------
6                                See Notes to Financial Statements.

Statement of Assets and Liabilities               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Assets
                                 October 31, 1995
Investments, at value (cost
$1,146,933,690).................................................................
    $1,195,773,764
Cash.........................................................................
 ...............................              49,913
Receivable for investments
sold.........................................................................
 ....           6,649,082
Dividends and interest
receivable...................................................................
 ........           5,261,660
Receivable for Fund shares
sold.........................................................................
 ....           1,201,081
Deferred
expenses.....................................................................
 ......................              13,156

                                   --------------
   Total
assets.......................................................................
 ......................       1,208,948,656

                                   --------------
Liabilities
Payable for investments
purchased....................................................................
 .......          16,235,590
Payable for Fund shares
reacquired...................................................................
 .......           2,390,586
Distribution fee
payable......................................................................
 ..............             857,005
Management fee
payable......................................................................
 ................             556,949
Accrued
expenses.....................................................................
 .......................             514,714
Foreign withholding tax
payable......................................................................
 .......              24,402

                                   --------------
   Total
liabilities..................................................................
 ......................          20,579,246

                                   --------------
Net
Assets.......................................................................
 ...........................      $1,188,369,410

                                   --------------

                                   --------------
Net assets were comprised of:
   Shares of beneficial interest, at
par....................................................................      $
    826,902
   Paid-in capital in excess of
par.........................................................................
    1,072,986,635

                                   --------------

                                    1,073,813,537
   Undistributed net investment
income......................................................................
        8,846,851
   Accumulated net realized
gains...........................................................................
        56,872,291
   Net unrealized appreciation on investments and foreign
currencies........................................          48,836,731

                                   --------------
Net assets, October 31,
1995.........................................................................
 .......      $1,188,369,410

                                   --------------

                                   --------------
Class A:
   Net asset value and redemption price per share
      ($276,989,900 / 19,236,598 shares of beneficial interest issued and
outstanding)......................              $14.40
   Maximum sales charge (5% of offering
price)..............................................................
      .76

                                   --------------
   Maximum offering price to
public.........................................................................
            $15.16

                                   --------------

                                   --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($906,793,354 / 63,134,276 shares of beneficial interest issued and
outstanding)......................              $14.36

                                   --------------

                                   --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($4,586,156 / 319,334 shares of beneficial interest issued and
outstanding)...........................              $14.36

                                   --------------

                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.
7

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
--------------------------------------
--------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1995
Income
   Dividends (net of foreign withholding
      taxes of $260,162)...................      $  42,055,083
   Interest................................          8,979,751
                                              ----------------
      Total income.........................         51,034,834
                                              ----------------
Expenses
   Distribution fee--Class A...............            591,721
   Distribution fee--Class B...............          9,118,564
   Distribution fee--Class C...............             31,320
   Management fee..........................          6,235,010
   Transfer agent's fees and expenses......          1,816,000
   Reports to shareholders.................            485,000
   Custodian's fees and expenses...........            168,000
   Registration fees.......................             93,500
   Legal fees and expenses.................             41,000
   Trustees' fees and expenses.............             38,320
   Audit fee and expenses..................             37,500
   Insurance...............................             31,300
   Miscellaneous...........................             16,061
                                              ----------------
      Total expenses.......................         18,703,296
                                              ----------------
Net investment Income......................         32,331,538
                                              ----------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................         58,034,997
   Financial futures contracts.............           (613,140)
   Foreign currency transactions...........            (27,377)
                                              ----------------
                                                    57,394,480
Net change in unrealized
   appreciation/depreciation of
   investments.............................         24,749,771
                                              ----------------
Net gain on investments and foreign
   currency transactions...................         82,144,251
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................      $ 114,475,789
                                              ----------------
                                              ----------------

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets


Increase (Decrease)                   Year Ended October 31,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $   32,331,538    $   21,216,512
   Net realized gain on
      investments..............      57,394,480        42,485,087
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......      24,749,771       (35,543,092)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     114,475,789        28,158,507
                                 --------------    --------------
Net equalization credits
   (debits)....................         (34,109)        3,591,448
                                 --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (8,544,147)       (2,741,569)
      Class B..................     (28,652,286)      (10,744,017)
      Class C..................         (88,434)           (3,204)
                                 --------------    --------------
                                    (37,284,867)      (13,488,790)
                                 --------------    --------------
   Distributions from net
      realized gains
      Class A..................      (5,627,572)       (4,073,407)
      Class B..................     (35,965,908)      (22,284,545)
      Class C..................         (68,654)               --
                                 --------------    --------------
                                    (41,662,134)      (26,357,952)
                                 --------------    --------------
Fund share transactions (net of
   share conversion) (Note 6)
   Proceeds from shares sold...     314,835,425       668,069,397
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      71,744,648        36,142,786
   Cost of shares reacquired...    (340,684,429)     (221,021,185)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............      45,895,644       483,190,998
                                 --------------    --------------
Total increase.................      81,390,323       475,094,211
Net Assets
Beginning of year..............   1,106,979,087       631,884,876
                                 --------------    --------------
End of year....................  $1,188,369,410    $1,106,979,087
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
8                               See Notes to Financial Statements.

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
Prudential Equity Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Other securities are valued at the mean between the most recently quoted bid and asked prices. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of
the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
or
loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
     (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.
Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized losses on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest
--------------------------------------------------------------------------------

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares. Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gains on investments by $27,377 relating to net realized foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly. For the period November 1, 1994 through May 31, 1995, the fee was calculated at an annual rate of .60 of 1% of the average daily net assets of the Fund up to $500 million and .50 of 1% of the average daily net assets in excess of $500 million. Effective June 1, 1995, the management fee was reduced to an annual rate of .60% of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively, the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''),
--------------------------------------------------------------------------------
10

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the fiscal year ended October 31, 1995.
PMFD has advised the Fund that it has received approximately $586,400 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended October 31, 1995. From these fees, PMFD paid such sales charges to dealers, which in turn paid commissions to salespersons.
PSI has advised the Fund that for the fiscal year ended October 31, 1995, it received approximately $2,466,000 and $3,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended October 31, 1995, the Fund incurred fees of approximately $1,468,000 for the services of PMFS. As of October 31, 1995, approximately $126,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the fiscal year ended October 31, 1995, PSI earned approximately $183,700 in
brokerage commissions from portfolio transactions executed on behalf of the
Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 1995 were $824,525,086 and $804,021,664, respectively.
The federal income tax basis of the Fund's investments at October 31, 1995 was $1,147,754,106 and, accordingly, net unrealized appreciation for federal income tax purposes was $48,019,658 (gross unrealized appreciation--$106,439,597; gross unrealized depreciation--$58,419,939).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At October 31, 1995, the Fund had a 6.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $55,990,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of
the collateral therefor was as follows:
Bear, Stearns & Co., 5.875%, in the principal amount of $273,000,000, repurchase price $273,044,552, due 11/1/95. The value of the collateral including accrued interest is $278,800,077.
CS First Boston Corp., 5.90%, in the principal amount of $273,000,000, repurchase price $273,044,742, due 11/1/95. The value of the collateral including accrued interest is $278,529,780.
Goldman Sachs & Co., 5.88%, in the principal amount of $273,000,000, repurchase price $273,044,590, due 11/1/95. The value of the collateral including accrued interest is $278,460,050.
Smith Barney, Inc., 5.93%, in the principal amount of $114,753,000, repurchase price $114,771,902, due 11/1/95. The value of the collateral including accrued interest is $117,048,982.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into three classes, designated Class A, Class B and Class C.
Transactions in shares of beneficial interest were as follows:
--------------------------------------------------------------------------------

Notes to Financial Statements                     PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1995:
Shares sold......................     9,069,984    $ 126,481,791
Shares issued in reinvestment of
  dividends and distributions....       988,308       13,123,973
Shares reacquired................    (9,432,145)    (132,413,659)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       626,147        7,192,105
Shares issued upon conversion
  and/or exchange from Class B
  and Class C....................     7,880,523      103,261,849
                                    -----------    -------------
Net increase in shares
  outstanding....................     8,506,670    $ 110,453,954
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold......................     6,678,218    $  92,227,070
Shares issued in reinvestment of
  dividends and distributions....       461,830        6,268,096
Shares reacquired................    (3,645,394)     (50,335,973)
                                    -----------    -------------
Net increase in shares
  outstanding....................     3,494,654    $  48,159,193
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Year ended October 31, 1995:
Shares sold......................    13,508,457    $ 185,025,545
Shares issued in reinvestment of
  dividends and distributions....     4,535,064       58,469,219
Shares reacquired................   (15,235,600)    (207,693,768)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     2,807,921       35,800,996
Shares reacquired upon conversion
  and/or exchange into Class A...    (7,898,828)    (103,261,498)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (5,090,907)   $ (67,460,502)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1994:
Shares sold......................    41,661,976    $ 574,309,044
Shares issued in reinvestment of
  dividends and distributions....     2,213,613       29,871,685
Shares reacquired................   (12,436,151)    (170,671,244)
                                    -----------    -------------
Net increase in shares
  outstanding....................    31,439,438    $ 433,509,485
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1995:
Shares sold......................       238,881    $   3,328,089
Shares issued in reinvestment of
  dividends and distributions....        11,418          151,456
Shares reacquired................       (40,015)        (577,002)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       210,284        2,902,543
Shares reacquired upon exchange
  into Class A...................           (27)            (351)
                                    -----------    -------------
Net increase in shares
  outstanding....................       210,257    $   2,902,192
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994* through October
  31, 1994:
Shares sold......................       109,870    $   1,533,283
Shares issued in reinvestment of
  dividends......................           215            3,005
Shares reacquired................        (1,008)         (13,968)
                                    -----------    -------------
Net increase in shares
  outstanding....................       109,077    $   1,522,320
                                    -----------    -------------
                                    -----------    -------------
---------------
* Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividends
On December 7, 1995 the Board of Trustees of the Fund declared the following dividends and distributions per share, payable on December 15, 1995 to shareholders of record on December 12, 1995.

                                                      Class B
                                      Class A          and C
                                      -------      -------------
Ordinary Income..................     $0.1200         $0.0925
Short-Term Capital Gains.........     $0.3100         $0.3100
Long-Term Capital Gains..........     $0.3900         $0.3900

--------------------------------------------------------------------------------
12

Financial Highlights                              PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------

  Class A

---------------------------------------------------------
                                                                         Year
Ended October 31,

---------------------------------------------------------
                                                          1995         1994
     1993        1992        1991
                                                        --------     --------
   --------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  14.03     $  14.38
   $  12.16     $ 12.04     $ 9.53
                                                        --------     --------
   --------     -------     ------
Income from investment operations
Net investment income...............................         .48          .41
        .47         .47        .38
Net realized and unrealized gain (loss) on
  investment transactions...........................         .95          .06
       2.65         .60       2.50
                                                        --------     --------
   --------     -------     ------
  Total from investment operations..................        1.43          .47
       3.12        1.07       2.88
                                                        --------     --------
   --------     -------     ------
Less distributions
Dividends from net investment income................        (.54)        (.29)
      (.46)       (.47)      (.37)
Distributions from net realized gains...............        (.52)        (.53)
      (.44)       (.48)        --
                                                        --------     --------
   --------     -------     ------
  Total distributions...............................       (1.06)        (.82)
      (.90)       (.95)      (.37)
                                                        --------     --------
   --------     -------     ------
Net asset value, end of year........................    $  14.40     $  14.03
   $  14.38     $ 12.16     $12.04
                                                        --------     --------
   --------     -------     ------
                                                        --------     --------
   --------     -------     ------
TOTAL RETURN(a):....................................       11.15%        3.48%
     26.93%       9.50%     30.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $276,990     $150,502
   $104,017     $51,165     $4,013
Average net assets (000)............................    $236,688     $131,398
   $ 70,895     $21,931     $2,084
Ratios to average net assets:
   Expenses, including distribution fees............        1.03%        1.09%
      1.07%       1.22%      1.37%
   Expenses, excluding distribution fees............         .78%         .85%
       .87%       1.02%      1.17%
  Net investment income.............................        3.36%        2.97%
      3.44%       3.22%      3.43%
Portfolio turnover..................................          74%          70%
        57%         43%        64%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
13

Financial Highlights                              PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------

                                           Class C

Class B                                -----------

------------------------------------------------------------       Year
                                                                           Year
Ended October 31,                         Ended

------------------------------------------------------------   October 31,
                                                          1995         1994
     1993         1992         1991          1995
                                                        --------     --------
   --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $  14.00     $  14.35
   $  12.14     $  12.03     $   9.53    $   14.00
                                                        --------     --------
   --------     --------     --------    ---------
Income from investment operations
Net investment income...............................         .37          .31
        .37          .37          .30          .40
Net realized and unrealized gain (loss) on
  investment transactions...........................         .95          .06
       2.64          .59         2.49          .92
                                                        --------     --------
   --------     --------     --------     --------
  Total from investment operations..................        1.32          .37
       3.01          .96         2.79         1.32
                                                        --------     --------
   --------     --------     --------     --------
Less distributions
Dividends from net investment income................        (.44)        (.19)
      (.36)        (.37)        (.29)        (.44)
Distributions from net realized gains...............        (.52)        (.53)
      (.44)        (.48)          --         (.52)
                                                        --------     --------
   --------     --------     --------     --------
  Total distributions...............................        (.96)        (.72)
      (.80)        (.85)        (.29)        (.96)
                                                        --------     --------
   --------     --------     --------     --------
Net asset value, end of period......................    $  14.36     $  14.00
   $  14.35     $  12.14     $  12.03    $   14.36
                                                        --------     --------
   --------     --------     --------     --------
                                                        --------     --------
   --------     --------     --------     --------
TOTAL RETURN(a):....................................       10.29%        2.73%
     25.93%        8.55%       29.58%       10.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $906,793     $954,951
   $527,868     $190,846     $151,538    $   4,586
Average net assets (000)............................    $911,856     $784,063
   $304,898     $169,524     $136,602    $   3,132
Ratios to average net assets:
   Expenses, including distribution fees............        1.78%        1.85%
      1.87%        2.02%        2.17%        1.78%
   Expenses, excluding distribution fees............         .78%         .85%
       .87%        1.02%        1.17%         .78%
  Net investment income.............................        2.66%        2.21%
      2.58%        3.05%        2.67%        2.57%
Portfolio turnover..................................          74%          70%
        57%          43%          64%          74%

                                                       August 1,
                                                        Through
                                                      October 31,
                                                         1994
                                                      -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................   $   13.99
                                                      -----------
Income from investment operations
Net investment income...............................         .08
Net realized and unrealized gain (loss) on
  investment transactions...........................        (.02)
                                                      -----------
  Total from investment operations..................         .06
                                                      -----------
Less distributions
Dividends from net investment income................        (.05)
Distributions from net realized gains...............          --
                                                      -----------
  Total distributions...............................        (.05)
                                                      -----------
Net asset value, end of period......................   $   14.00
                                                      -----------
                                                      -----------
TOTAL RETURN(a):....................................        0.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................   $   1,527
Average net assets (000)............................   $     762
Ratios to average net assets:
   Expenses, including distribution fees............        2.05%(b)
   Expenses, excluding distribution fees............        1.05%(b)
  Net investment income.............................        2.42%(b)
Portfolio turnover..................................          70%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
14                        See Notes to Financial Statements.

Independent Auditors' Report                      PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Equity Income Fund as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Equity Income Fund as of October 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 7, 1995

Federal Income Tax Information                    PRUDENTIAL EQUITY INCOME FUND
-------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the federal income tax status of
dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during its fiscal year ended October 31, 1995, the Fund paid distributions for Class A shares totaling $1.06 per share, comprised of $0.665 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.395 per share long-term capital gains which is taxable as
such. The Fund paid distributions for Class B shares totaling $0.96 per share, comprised of $0.565 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.395 per share long-term capital gains which is taxable as such. The Fund paid distributions for Class C shares totaling $0.96 per share, comprised of $0.565 per share ordinary income and short-term capital gains which are taxable as ordinary income and $0.395 per share long-term capital gains which are taxable as such. Further, we wish to advise you that 69% of the dividends (excluding long-term capital gains) paid in
the fiscal year ended October 31, 1995 qualified for the corporate dividends received deduction available to corporate taxpayers.
   In January 1996, you will be advised on IRS Form 1099 DIV or substitute Form 1099 DIV as to the federal tax status of the distributions received by you in calendar 1995. The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your 1994 federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 1995.
--------------------------------------------------------------------------------

Getting The
Most From
Your Prudential
Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

                  Prudential Equity Income Fund      S&P 500 Index

The Prudential Equity Income Fund and the S&P 500 Index:
Comparing a $10,000 Investment.

Class A
Average Annual
Total Returns
With Sales Load
11.1% Since Inception
14.7% for 5 Years
5.6% for 1 Year

Without Sales Load
12.1% Since Inception
15.9% for 5 Years
11.2% for 1 Year
(CHART)

Class B
Average Annual
Total Returns
With Sales Load
9.8% Since Inception
14.8% for 5 Years
5.3% for 1 Year

Without Sales Load
9.8% Since Inception
15.0% for 5 Years
10.3% for 1 Year
(CHART)

Class C
Average Annual
Total Returns
With Sales Load
8.6% Since Inception
9.3% for 1 Year

Without Sales Load
8.6% Since Inception
10.3% for 1 Year
(CHART)

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Equity Income Fund (Class A, Class B and Class C) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of this reporting period (October 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1987 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1995; (c) all recurring fees (including management fees) were deducted; and
(d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the S&P 500 may differ substantially from the securities in the Fund. The S&P 500 is not the only index that may be used to characterize performance of stock funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Internet Address:
http:\\www.prudential.com
(LOGO)

Trustees
Edward D. Beach
Donald D. Lennox
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker
Louis A. Weil, III

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Susan C. Cote, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

743916207                         MF131E
743916108                         Cat. #4441355
743916306